Comerica Incorporated First Quarter 2024 Financial Review April 18, 2024 This presentation, and other Comerica written and oral communications, include statements that are not historical facts but rather are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “achieve, anticipate, aspire, assume, believe, can, commit, confident, continue, could, designed, estimate, expect, feel, forecast, forward, future, goal, grow, guidance, guide, initiative, intend, look forward, maintain, may, might, mission, model, objective, opportunity, outcome, on track, outlook, plan, position, potential, project, propose, remain, risk, seek, should, signs, strategy, strive, target, trend, until, well-positioned, will, would” or similar expressions, as they relate to Comerica, or to economic, market or other environmental conditions or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; and declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from the Bloomberg Short-Term Bank Yield Index towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies and their soundness); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including pandemics; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies, processes and management estimates; the volatility of Comerica’s stock price; and that an investment in Comerica’s equity securities is not insured or guaranteed by the FDIC). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 14 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Safe Harbor Statement 2©2024, Comerica Inc. All rights reserved.

5,159 5,011 4,550 2,894 2Q23 3Q23 4Q23 1Q24 1Q24 Review 3©2024, Comerica Inc. All rights reserved. Successful execution of financial & strategic priorities positions balance sheet for growth Recognition & Accomplishments • 2024 Top Workplaces USA award issued by Energage and published by USA Today • Revealed Largest, State-of-the-Art Comerica CoWorkSpaces™ at The Star in Frisco, TX • Named one of the Top Supplier Diversity Programs for Women Business Enterprises (WBEs) • Achieved 'Outstanding' Rating in Community Reinvestment Act Evaluation by the Federal Reserve Board • Strategic focus on Small Business earned Greenwich recognition: • Best Brand – Trust • Overall Satisfaction with RM • RM Proactively Provides Advice -2.7% -6.4% -4.9% -1.1% 10 year avg. 1Q decline 1Q22 1Q23 1Q24 1Q vs. 4Q Deposit Change (Average) Effective Deposit & Liquidity Strategy 13,550 8,800 7,550 4,000 2Q23 3Q23 4Q23 1Q24 FHLB Advances (Period-end; $ in millions) Brokered Time Deposits (Period-end; $ in millions) -70% -44% > 80% of 1Q24 decline from lower Brokered Time Deposits 1Q24 Results Favorable deposit trends & significant reduction in wholesale funding; impacted by notable items 1Includes gains/(losses) related to deferred comp asset returns of $4MM 1Q23, $8MM 4Q23, $6MM 1Q24 2Diluted earnings per common share 3Refer to reconciliation of non-GAAP financial measures in appendix 4Noninterest expenses as a percentage of the sum of net interest income and noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares and changes in the value of shares obtained through monetization of warrants 51Q24 estimated 6Reflects a $14MM benefit as a result of changes in the combined state income tax rate applicable to deferred tax assets & liabilities offset by discrete items from vested stock awards of $3MM (millions, except per share data) 1Q24 4Q23 1Q23 Change From 4Q23 1Q23 Average loans $51,372 $52,796 $53,468 $(1,424) $(2,096) Average deposits 65,310 66,045 67,833 (735) (2,523) Net interest income 548 584 708 (36) (160) Provision for credit losses 14 12 30 2 (16) Noninterest income1 236 198 282 38 (46) Noninterest expenses1 603 718 551 (115) 52 Provision for income tax 29 19 85 10 (56) Net income 138 33 324 105 (186) Earnings per share2 $0.98 $0.20 $2.39 $0.78 $(1.41) Adjusted Earnings per share2,3 1.29 1.46 2.48 $(0.17) $(1.19) Efficiency Ratio4 76.91% 91.86% 55.53% CET15 11.47% 11.09% 10.12% Key Performance Drivers 1Q24 compared to 4Q23 • Average loans declined 2.7% from impact of ‘23 rationalization efforts including exit of Mortgage Banker & muted loan demand • Deposits decline largely attributed to deliberate reduction in brokered time deposits • Net interest income impacted by lower average loans & noninterest-bearing deposits, modestly higher deposit pricing & one less day • Modest net charge-offs of 10 bps; reserve ratio rose to 1.43% reflecting migration • Noninterest income impacted by BSBY cessation & seasonally low customer trends; investment in customer-related fee income remains a priority • Noninterest expense lower due to elevated notable 4Q expenses • Taxes impacted by higher pre-tax income partially offset by favorable discrete items6 • Strong CET1 continued to grow above our 10% strategic target 4©2024, Comerica Inc. All rights reserved.

53.5 55.4 54.0 52.8 51.4 52.1 50.8 5.89 6.18 6.34 6.38 6.33 1Q23 2Q23 3Q23 4Q23 1Q24 4Q23 1Q24 Loans ’23 rationalization & muted demand pressured 1Q average; monthly declines flattening; pipeline trends signal growth opportunity 1Q24 compared to 4Q23 1See Quarterly Average Loans slide for more details 2See Commercial Real Estate slide for more details Loans ($ in billions) Average loans decreased $1.4B1, or 2.7% - $484MM General Middle Market - $473MM Equity Fund Services - $321MM National Dealer Services - $255MM Corporate Banking - $248MM Mortgage Banker (strategic exit substantially complete) + $450MM Commercial Real Estate2 Pipeline steadily increased throughout 1Q24 5©2024, Comerica Inc. All rights reserved. Loan Yields % Average Balances Period-end 57.5 57.0 55.5 53.7 50.9 46% 47% 47% 48% 49% 1Q23 2Q23 3Q23 4Q23 1Q24 Utilization Loan Commitments Declined from 2023 Strategic Rationalization Efforts (period-end: $ in billions) 67.8 64.3 65.9 66.0 65.3 65.1 65.0 65.8 1.52 2.37 2.90 3.12 3.28 1Q23 2Q23 3Q23 4Q23 1Q24 Jan Feb Mar Deposits Outperformance reflects effective strategy & strong customer relationships 1Q24 compared to 4Q23 1Interest costs on interest-bearing deposits 2Deposit growth calculated as the difference between ending deposit balances for the dates outlined using H.8 data Deposits ($ in billions) Deposit Rate1 % Average Balances Average deposits decreased $0.7B, or 1.1%; relatively flat ex. brokered time deposit decline - $593MM Brokered Time Deposits - $243MM Technology & Life Sciences - $142MM Equity Fund Services - $103MM Commercial Real Estate + $186MM General Middle Market + $143MM Entertainment + $110MM Retail Bank • Average interest-bearing increase of $671MM even after $593MM decline in brokered time deposits; Average noninterest-bearing decline of $1.4B • Cumulative interest-bearing deposit beta of 62% • 1Q24 average NIB at 40% of total deposits, impacted by success in growing interest-bearing deposits; NIB balances trending slightly better than expectations • 1Q24 period-end NIB at 41%; Direct Express monthly benefits funded after 3/31 (per contractual schedule), but monthly benefits were in 12/31 balances 6©2024, Comerica Inc. All rights reserved. 3.23% 2.25% 1.28% CMA All Commercial Banks Large Commercial Banks Deposit Growth2 (period-end; 3/27/24 vs. 5/31/23)1Q24 Monthly Average Balances 41% 40% 40% Noninterest-bearing (NIB) Interest-bearing (IB)

©2024, Comerica Inc. All rights reserved. Liquidity Significant reduction in wholesale funding, enhancing earning potential & preserving capacity 3/31/24 1Securities at the FHLB are incremental to Unencumbered Securities 7 • Repaid $5.3B of wholesale funding (period-end): • $3.6B in maturing FHLB advances • $1.7B in brokered time deposits • Scheduled FHLB Maturities of $1B annually from 2025-2028 • Successful $1B debt issuance Source (3/31/24) $ in billions Balance at 3/31/24 Remaining Capacity Cash 4.3 4.3 FHLB (securities1 & loan collateral) 4.0 13.2 Unencumbered Securities at Market Value - 8.5 Discount Window (loan collateral) - 17.7 Total Liquidity Capacity $43.5 billion Total Liquidity Capacity (ex. Discount Window) $25.9 billion Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 80% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 1Q 24 Loan to Deposit Ratio Below Historical Average (period-end) 500 350 400 550 1,000 500 2024 2025 2026 2027 2028 2029 2030 2033 Securities Portfolio Rate curve movement impacted unrealized losses; expect future maturities to enhance earnings power 3/31/24 Totals shown in graph above may not foot due to rounding 1Outlook for legacy portfolio as of 4/18/24 assuming 3/31/24 forward curve 2Amortized cost reflects securities at par net of repayments and remaining unaccreted discount or premium 3Estimated as of 3/31/24 Period-end 1Q24 portfolio decreased $0.7B - $285MM MBS payments & $100MM Treasury maturities - $268MM fair value change (pre-tax) • Average 1Q24 portfolio increased $39MM • 2Q24: Estimated repayments ~$314MM MBS1 • Duration of 5.5 years3 • Extends to 6.1 years under +200bps instantaneous rate increase3 • Net securities-related AOCI unrealized loss decreased to $2.2B (after tax); expect unrealized loss to decline 23% by 4Q251 Consistent Portfolio Strategy • Utilize natural portfolio attrition as liquidity source • Pledge portfolio as collateral to access wholesale funding as needed • 100% of portfolio is available-for-sale • No current intention to sell or restructure • Modest treasury reinvestments planned to maintain collateral requirements ©2024, Comerica Bank. All rights reserved. 8 Repayments created liquidity (period-end; $ in billions) 2 12.4 18.3 17.4 16.3 16.9 16.2 15.8 15.4 14.9 13.2 (0.1) 2.7 2.9 3.6 2.7 2.9 2.8 2.7 2.6 2.3 12.3 21.0 20.4 20.0 19.5 19.2 18.6 18.1 17.5 15.5 4Q19 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 4Q25 Valuation Adjustment Fair Value (Reported on Balance Sheet) Amortized Cost Without Reinvestment1

708 621 601 584 548 3.57 2.93 2.84 2.91 2.80 1Q23 2Q23 3Q23 4Q23 1Q24 Net Interest Income Lower loans & modest increase in deposit pricing drove decline; deposit balances drove outperformance 1Q24 compared to 4Q23 Net Interest Income ($ in millions) $584MM 4Q23 2.91% - 41MM - 27MM - 9MM - 5MM Loans Lower balances 1 less day Portfolio dynamics, swaps, BSBY - 0.10 - 0.08 - 0.00 - 0.02 - 2MM Securities Portfolio + 0.01 + 13MM Fed Deposits + 0.03 - 15MM - 16MM - 2MM + 3MM Deposits Rates Interest-bearing balances & mix 1 less day - 0.10 - 0.09 - 0.01 + 0.00 + 9MM + 21MM - 8MM - 4MM Wholesale Funding FHLB advances Medium & long-term debt Rates, incl. swaps + 0.05 + 0.11 - 0.04 - 0.02 $548MM 1Q24 2.80% 9©2024, Comerica Inc. All rights reserved. Net impact due to rates: ($20MM) on Net Interest Income & (11bps) on the NIM Net impact due to BSBY Cessation: $3MM non-cash benefit to Net Interest Income Net Interest Margin % Interest Rate Sensitivity Well positioned to protect income as rates decline 3/31/24 1Received fix/pay floating swaps; maturities extend through 3Q30; Table reflects the ultimate swaps average notional balances & weighted average yields post CME LIBOR transition for terms of current & forward starting swaps currently under contract & assumes no future termination 2For methodology see Company’s Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case which utilizes March 2024 average balances & assume all loan hedges quality for hedge accounting 10©2024, Comerica Inc. All rights reserved. Swaps as of 3/31/241 ($ in billions; average; weighted average yield) • No new swaps added in 1Q24; $1B forward starting swap went into effect 1/1/24 • Net unrealized swap losses in AOCI increased $213MM to $818MM at 3/31/24 (after-tax) • BSBY cessation & swap re-designation does not impact above table • Nov ‘23 announcement resulted in net $88MM non-cash loss in 4Q & $36MM net non- cash loss in 1Q24. • No change to ongoing swap cashflow recognition in earnings • Loss will accrete back & majority expected in ’25 & ’26 (see appendix slide 22) Estimated 12-Month Net Interest Income Impact Relative to Baseline 100 bps gradual decrease $15MM 100 bps gradual decrease & 60% incremental beta $36MM 100 bps gradual increase -$28MM 100 bps gradual increase & 60% incremental beta -$57MM Sensitivity Analysis as of 3/31/24 Rates UP Rates DOWN Loan Balances Modest increase Modest decrease Deposit Balances Moderate decrease Moderate increase Deposit Beta ~48% per incremental change Securities Portfolio Partial reinvestment of cash flows Hedging (Swaps) No additions modeled 3/31/24 Model Assumptions2 100 bps (50 bps avg) gradual, non-parallel rise 22.4 23.6 23.0 20.1 15.0 9.8 4.6 0.8 2.38% 2.50% 2.57% 2.68% 2.72% 2.85% 2.95% 2.97% FY23 FY24 FY25 FY26 FY27 FY28 FY29 FY30

23.7 23.5 23.5 23.6 23.4 23.3 22.9 22.4 2.47% 2.49% 2.51% 2.54% 2.55% 2.55% 2.57% 2.61% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 11©2024, Comerica Inc. All rights reserved. Net Interest Income Expected Securities Repayments & Maturities2 ($ in millions) 385 564 563 556 458 494 551 473 1.60% 1.28% 1.64% 1.27% 1.30% 1.37% 1.27% 1.33% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q35 3Q25 4Q25 Contractual Swap Notionals as of 3/31/241 ($ in billions; average; weighted average yield) Swap & securities attrition expected to create tailwind into 2025 Project 14 bps point to point higher yield & $1.3B lower notional from 1Q24 to 4Q25; lessens pressure on NII Deployment of liquidity from repayment of lower yielding securities expected to benefit NII, only partially offset by reinvestment 3/31/24 1Received fix/pay floating swaps; maturities extend through 3Q30; Table reflects the ultimate swaps average notional balances & weighted average yields post CME LIBOR transition for terms of current & forward starting swaps currently under contract & assumes no future termination 2Outlook as of 4/18/24 221 186 154 178 217 0.40 0.33 0.29 0.34 0.43 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 1Q23 2Q23 3Q23 4Q23 1Q24 NPA/Loans % Credit Quality Lower net charge-offs & migration remains manageable 1Q24 compared to 4Q23 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2A portion of the TLS portfolio is also considered Leveraged & also reflected in the Leveraged data Nonperforming Assets Well Below Historical Averages ($ in millions) Criticized Loans1 Below Historical Level ($ in millions) 693 728 736 728 728 1.26 1.31 1.38 1.40 1.43 - 1.00 2.00 3.00 4.00 5.00 6.00 1Q23 2Q23 3Q23 4Q23 1Q24 ACL/Loans % Allowance for Credit Losses Remained Flat ($ in millions) 1,918 2,048 2,290 2,405 2,688 3.5 3.7 4.3 4.6 5.3 - 2.00 4.00 6.00 8.00 10.00 12.00 1Q23 2Q23 3Q23 4Q23 1Q24 Criticized/Loans % 12©2024, Comerica Inc. All rights reserved. (2) (2) 6 20 14 -0.01 -0.01 0.05 0.15 0.10 (0.20) (0.15) (0.10) (0.05) - 0.05 0.10 0.15 0.20 0.25 0.30 1Q23 2Q23 3Q23 4Q23 1Q24 NCO/Loans % Decline in Net Charge-Offs (Recoveries) ($ in millions) Portfolios with Incremental Monitoring Business Line or Portfolio 3/31 Loans % of Total Loans % Criticized Key Drivers Commercial Real Estate Business Line $10.4B 20.4% 4.3% Elevated rates impacting valuations & interest reserves. Leveraged $2.9B 5.6% 11.0% Elevated rates impacting debt service coverage. Automotive Production $0.9B 1.7% 16.4% Material / freight inflation & elevated rates pressuring customer profitability. Senior Housing $0.8B 1.6% 37.4% Under pressure from interest rates, inflation & occupancy TLS2 $0.7B 1.4% 24.3% Elevated rates, lower valuations & slow fundraising activity driving higher relative risk.

Noninterest Income Impacted by non-cash BSBY cessation accounting; customer-related income growth remains a priority 1Q24 compared to 4Q23 1Includes Risk management hedging income related to price alignment (PA) received for Comerica’s centrally cleared risk management positions $8MM 1Q23, $6MM 2Q23, $17MM 3Q23, $18MM 4Q23, $13MM 1Q24; Includes Credit Valuation Adjustment (CVA) $1MM 1Q23, $1MM 2Q23, ($2MM) 3Q23, ($0.2MM) 4Q23, $0.4MM 1Q24; Includes gains/(losses) related to deferred comp asset returns of $4MM 1Q23, $4MM 2Q23, ($3MM) 3Q23, $8MM 4Q23, $6MM 1Q24 2See Comerica’s prior disclosures regarding BSBY cessation impact, beginning on January 8, 2024, for more details. Noninterest Income1 ($ in millions) 282 303 295 198 236 1Q23 2Q23 3Q23 4Q23 1Q24 Increased $38MM + $49MM hedge accounting loss2 + $53MM non-cash BSBY cessation impact - $4MM risk management income + $5MM negotiated vendor payment (other noninterest income) + $2MM brokerage fees (Ameriprise accounting) - $5MM fiduciary income (partially Ameriprise accounting) - $4MM capital markets income - $2MM card fees 13©2024, Comerica Inc. All rights reserved. Notable Items in 1Q24 results • BSBY: $39MM non-cash loss due to BSBY cessation from swaps undesignated throughout 1Q 551 535 555 718 603 55.5 57.7 61.9 91.9 76.9 1Q23 2Q23 3Q23 4Q23 1Q24 Efficiency Ratio % Noninterest Expenses1 ($ in millions) Noninterest Expenses Impacted by notable items; decline in most categories; continued commitment to expense discipline 1Q24 compared to 4Q23 1Includes Modernization initiative $16MM 1Q23, $7MM 2Q23, ($14MM) 3Q23, ($4MM) 4Q23; FY23 $5MM; $4MM 1Q24; Includes gains/(losses) related to deferred comp plan of $4MM 1Q23, $4MM 2Q23, ($3MM) 3Q23, $8MM 4Q23, $6MM 1Q24 Decreased $115MM - $96MM FDIC insurance (primarily driven by special assessment) - $11MM salaries & benefits - $29MM severance costs (expense recalibration initiatives) - $10MM temporary labor - $2MM staff insurance + $20MM stock-based compensation + $8MM payroll taxes + $3MM 401-K expense - $2MM outside processing - $2MM advertising - $2MM equipment + $2MM other noninterest expense + $18MM lower gains on the sale of real estate - $5MM pension expenses - $3MM legal fees - $2MM consulting 14©2024, Comerica Inc. All rights reserved. Notable Items in 1Q results • FDIC: $16MM expense related to estimated net increase in special FDIC assessment in addition to $109MM special assessment in 4Q23 • Expense re-calibration initiatives: $3MM severance reversal from efficiency efforts intended to enhance earnings power & create investment capacity

(2.2) (2.8) (2.0) (2.2) (1.0) (1.3) (0.6) (0.8) (0.5) (0.5) (0.4) (0.4) 2Q23 3Q23 4Q23 1Q24 Securities Swaps Pension 6.30% 6.36% 4Q23 1Q24 Capital Management Maintained capital position above target CET1 of ~10%1 3/31/24 1Outlook as of 4/18/24 21Q24 estimated 3Considers AOCI for securities & pension & related RWA benefit utilizing 3/31/24 risk weighting. Does not assume other potential Basel III Endgame impacts (such as market risk, operational risk & changes to standard counter-party risk). 4Refer to reconciliation of non-GAAP financial measures in appendix 5Represents the impact of $3.5B in AOCI on common equity and $2.4B in corresponding impacts to total assets 11.09% 11.47% 7.0% 4Q23 1Q24 CET12 Tier 12 11.60% 12.01% 8.5% 4Q23 1Q24 Regulatory Minimum + Capital Conservation Buffer (CCB) 15©2024, Comerica Inc. All rights reserved. 6.0 5.7 4Q23 1Q24 Common Equity ($ in billions; period-end) Tangible Common Equity Ratio4 7.00% 7.12% 4Q23 1Q24 Common Equity Ratio Accumulated Other Comprehensive Income ($ in billions) Scenarios Est. AOCI Increase / (Decrease) Rate shock + 100 bps Static balances ($1.3B) Rates shock - 100 bps Static balances $1.3B Estimated Change in AOCI Derived Simulated Sensitivity Analysis for Securities & Swap Portfolios 1Q24: AOCI impact5 of (402 bps) AOCI impact5 of (407 bps) AOCI impact of ($3.5) Basel III Endgame Capital Considerations We are not subject to these proposed rules with ~$79B in assets as of 3/31/24. If subject to proposed Basel III Endgame capital requirements relating to AOCI opt-out changes, our estimated CET1 would exceed regulatory minimums & conservation buffer as of 3/31/243. 7.93% Estimated CET1 with AOCI opt-out 7.99% Expect unrealized loss to decline 32% by 4Q25 FY24 vs FY23 Average loans -3% full year average, impacted by 2023 rationalization efforts; +4 to 5% point to point (Dec ‘23 to Dec ’24) driven by broad-based growth in the second half of the year Average deposits -2 to -3% full year average, assumes stable brokered time deposits from 3/31/24, growth in customer deposits throughout the year; -1 to -2% point to point (Dec ’23 to Dec ‘24), assumes stable brokered time deposits from 3/31/24 through year-end Net interest income1 -11%, strong deposit balances & modest increase in deposit betas expected to offset fewer rate cuts Credit quality Continued credit normalization, expect NCOs to be in the lower half of our normal 20 to 40 bps range Noninterest income +1 to 2%, driven by notable items, assumes deferred comp2 & CVA do not repeat after 1Q24; -1%, adjusting for BSBY & Ameriprise, growth projected throughout the year Noninterest expenses -3%, driven by notable items, assumes deferred comp2 does not repeat & lower pension ($19MM year over year benefit); +3% adjusting for FDIC special assessment, Ameriprise, expense re-calibration Tax FY tax rate ~24%, excluding discrete items Capital Expect to maintain capital well above our CET1 target of 10% through year-end 2024 Management Outlook Assumes no change in current economic environment 3/31/24 Outlook as of 4/18/24 & guidance compares to reported 2023 values unless otherwise indicated. 1Utilizing 4/10/24 forward curve 2Deferred comp FY23 $13MM 3Assumes 1Q24 deferred comp of $6MM does not repeat ©2024, Comerica Inc. All rights reserved. 16 2Q24 vs. 1Q24 Average loans flat to -1%, impacted by soft 1Q24 demand Average deposits -2 to -3%, assumes brokered time deposits flat from 3/31; impacted by 1Q24 brokered time deposit decline Net interest income1 -2%, or -1% excluding non- cash BSBY impact Noninterest income3 +21%, or +3 to 4% adjusting for non-cash BSBY; growth in most customer line items Noninterest expense3 -6%, or -3 to -4% adjusting for FDIC & expense re-calibration; lower seasonal comp

Long-standing, trust- based customer relationships, averaging >15 years in Middle Market Tenured, expert relationship & group managers with average 10 & 20 years at Comerica, respectively Consistent, disciplined credit underwriting standards & a “through- the-cycle” mindset Diversified business mix with attractive, growth & relationship-oriented business lines like Middle Market, Environmental Services & Small Business Complimentary marketing services to help small businesses grow Distinctive Treasury Solutions used for ~91% of Commercial noninterest- bearing deposits Complementary Capital Markets business Differentiated Wealth Management business specializing in the needs of business owners and executives, used by 40% of Commercial clients1 Largest third-party fiduciary business in the country with Advisor Solutions serving some of the country’s largest Broker Dealers in Estate Settlement; Oil, Gas & Mineral Management; Special Needs Trusts & Philanthropic Deep, sticky operating accounts with our C&I customers driving an 80% loan-to-deposit ratio, below our 15-year average Expert bankers serving tenured customer relationships with average customer deposit balance exceeding industry Growing small business segment of deposit rich relationships (97% have a deposit relationship) Lean, modern technology architecture & delivery model ~75% of our business applications are Cloud & SAAS based Investment spend focused only on areas of true competitive advantage Modernization journey to transform retail delivery to optimize experience & efficiency Taking incremental actions to enhance efficiencies ©2024, Comerica Inc. All rights reserved. Our Differentiated Value Proposition A Leading Bank for Business complemented by strong Retail & Wealth Management Distinctive Commercial Franchise Complementary fee & relationship products Robust, low-cost deposit base Efficient technology & operations 3/31/24 1As of 12/31/23 17 APPENDIX

19©2024, Comerica Inc. All rights reserved. The Right Balance Positioned to effectively meet the unique needs of our target customers Experienced & tenured team delivering consistency to our relationships across markets & businesses Tailored solutions & customized product offerings to meet our customers needs Localized advice for our customers Industry expertise adding unique value to our customers Full suite of products & services including credit capacity, treasury management, & capital market solutions Community engagement recognizing we all play a role in advancing the markets & communities we serve What Our Customers Say… “I’m treated as if I’m a large business when I am, in fact, a small business.” – Small Business Customer “Comerica has created a lot of flexibility in our operating model so that we could make decisions to further our growth.” – TLS Customer “We share ideas, and I feel like they’re my partner, just as much as their customer.” – Commercial Bank Customer Commercial Bank 86% 10% 4% Commercial Bank Wealth Management Retail Bank 49% 6% 37% 8% Commercial Bank Wealth Management Retail Bank Other ©2024, Comerica Inc. All rights reserved. Diversified Businesses Unique & complementary model Loans1 Deposits2 1Average 1Q24 loans 2Average 1Q24 deposits 20 Wealth Management Deliver a first-class commercial solution as a “Leading Bank for Business” including a robust digital suite Grow Middle Market, Business Banking & Specialty Businesses in which we have expertise Generate capital- efficient fee income Focus on organic & other strategic growth opportunities Deliver a high level of service to customers across all touchpoints Provide important funding source for the Corporation in terms of size, granularity & deposit diversification Retail Bank Cohesive relationship strategy across our divisions unlocks the value of our franchise

Primary Markets Other Markets Office Locations Diversified Geographic Footprint Texas • Established: 1988 • #2 largest state GDP • Business friendly environment • Dallas-Fort Worth, Houston, Austin, San Antonio California • Established: 1991 • #1 largest state GDP • Deep industry expertise • L.A., San Diego, San Jose, San Francisco Michigan • Established: 1849 • #14 largest state GDP • Large retail deposit base • Detroit, Ann Arbor, Grand Rapids, Lansing Offices Across U.S. Southeast • Strong population growth & manufacturing base • 3 commercial offices in Raleigh, Winston-Salem & Charlotte • New offices in SC & GA • Serving customers in FL, GA, NC, TN, SC & VA Mountain West • Fast growing economy, attractive climate • 1 office in Denver • Serving customers in AZ & CO 21©2024, Comerica Inc. All rights reserved. Large, higher growth urban markets Highly integrated, cost-effective platformPredominance of middle market companies & wealth management opportunities 1Average 1Q24 loans 2Average 1Q24 deposits 3Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets 36% 25% 14% 25% MI CA TX Other Markets 23% 36% 24% 17% MI CA TX Other Markets Loans1 Deposits2 3 3 22©2024, Comerica Inc. All rights reserved. BSBY Cessation Impacts Actual Projected1 4Q23 1Q24 2Q24 3Q24 4Q24 FY24 FY25 FY26 FY27 FY28 Total Net Interest Income Impact $2.8MM $2.7MM ($3.1MM) ($9.0MM) $16.2MM $6.9MM $83.5MM $26.5MM $8.4MM $1.9MM $130.1MM Gain / (Loss) in Other Noninterest Income ($91.3MM) ($38.8MM) - - - ($38.8MM) - - - - ($130.1MM) Pre-Tax Income Impact ($88.5MM) ($36.0MM) ($3.1MM) ($9.0MM) $16.2MM ($31.9MM) $83.5MM $26.5MM $8.4MM $1.9MM $0.0MM • Accounting Impact: Temporary loss of hedge accounting due to pending cessation of BSBY caused the recognition of unrealized losses in 4Q23 & 1Q24 & impacts net interest income. AOCI losses recognized in earnings over 12 months but accreted back to income over original life of swap. • Financial Impact: • No economic impact as these losses are re-couped over time; ~90% of impact expected to accrete back by YE2026 • Pre-tax gains or losses related to this accounting treatment impact CET1, but not Tangible Common Equity • Normal pay / receive cash flows remain uninterrupted 1Projected non-cash net impact of amortization & accretion; included in Outlook unless otherwise indicated in an adjustment. Majority of losses expected to accrete back in 2025 & 2026

= Total Fixed Rate (54%) Business Line 1Q24 4Q23 1Q23 Middle Market General $11.5 $12.0 $12.9 Energy 1.4 1.4 1.5 National Dealer Services 5.7 6.0 5.4 Entertainment 1.1 1.1 1.2 Tech. & Life Sciences 0.7 0.8 0.9 Equity Fund Services 2.0 2.5 3.4 Environmental Services 2.4 2.4 2.3 Total Middle Market $24.9 $26.2 $27.6 Corporate Banking US Banking 4.1 4.3 4.3 International 1.5 1.6 1.5 Commercial Real Estate 10.2 9.7 8.3 Mortgage Banker Finance 0.0 0.3 1.1 Business Banking 3.1 3.1 3.2 Commercial Bank $43.9 $45.4 $46.1 Retail Bank $2.3 $2.3 $2.2 Wealth Management $5.2 $5.2 $5.2 TOTAL $51.4 $52.8 $53.5 Quarterly Average Loans $ in billions Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. 1Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets 2Fixed rate loans include $22.5B receive fixed/pay floating (30-day) SOFR, BSBY & Prime interest rate swaps; Forward dated & economic hedges are excluded 3Includes ~2.9% of Daily SOFR By Market 1Q24 4Q23 1Q23 Michigan $11.7 $12.1 $12.3 California 18.4 18.8 18.7 Texas 12.6 12.5 11.6 Other Markets1 8.8 9.5 10.9 TOTAL $51.4 $52.8 $53.5 ©2024, Comerica Inc. All rights reserved. 23 Fixed Rate 10% Synthetically fixed from swaps 44% -Day Rate 38% 90-Day+ Rate 5% Prime-based 3% 2 Loan Portfolio (1Q24 Period-end) 3 $50.8B Quarterly Average Deposits $ in billions Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. 1Finance/Other includes items not directly associated with the geographic markets or the three major business segments 2Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets Business Line 1Q24 4Q23 1Q23 Middle Market General $17.4 $17.2 $18.0 Energy 0.3 0.3 1.2 National Dealer Services 0.9 0.9 1.2 Entertainment 0.4 0.2 0.3 Tech. & Life Sciences 3.1 3.3 4.4 Equity Fund Services 0.8 1.0 1.0 Environmental Services 0.4 0.4 0.4 Total Middle Market $23.2 $23.3 $26.6 Corporate Banking US Banking 2.1 2.1 2.0 International 2.0 1.9 2.1 Commercial Real Estate 1.4 1.5 2.0 Mortgage Banker Finance 0.0 0.1 0.4 Business Banking 3.5 3.6 3.8 Commercial Bank $32.2 $32.5 $36.8 Retail Bank $24.4 $24.3 $25.2 Wealth Management $3.9 $3.9 $4.7 Finance / Other1 $4.8 $5.4 $1.2 TOTAL $65.3 $66.0 $67.8 By Market 1Q24 4Q23 1Q23 Michigan $23.2 $23.0 $24.2 California 16.3 16.5 18.6 Texas 9.4 9.4 11.2 Other Markets2 11.6 11.8 12.7 Finance / Other1 4.8 5.4 1.2 TOTAL $65.3 $66.0 $67.8 ©2024, Comerica Inc. All rights reserved. 24 Commercial Noninterest- bearing 29% Commercial Interest- bearing 32% Retail Interest- bearing 28% Retail Noninterest- bearing 11% Strong Deposit Mix: 40% noninterest-bearing (1Q24 Average) Total $65.3B

1Q24 compared to 4Q23 1Represents uninsured deposits using total deposits at the consolidated level for Comerica Inc. & subsidiaries, which is consistent with the presentation on the consolidated balance sheet, & excludes uninsured deposits eliminated in consolidation 23/31/24 is estimated 3As of 3/31/24 4Includes consumer & small business ©2024, Comerica Inc. All rights reserved. Attractive Deposit Profile Further enhanced our strong deposit franchise Deposit portfolio has better risk characteristics • Less concentrated in more vulnerable businesses • Lower price sensitivity • Lower percent of uninsured & excess deposits • Retained strong mix of 41% noninterest-bearing Stronger Profile than Pre-Pandemic ($ in billions) YE 2019 YE 2022 3/31/2024 Loan-to-Deposit Ratio 88% 75% 80% Total Deposits (Period-end) $57.3 $71.4 $63.6 % Uninsured Deposits Per Call Report Adjusted for Affiliate Deposits1 60% 54% 64% 57% 48%2 42%2 Stable & Tenured Core Deposit Base3 Diversified Across Markets & Businesses • Highest concentrations in Retail Consumer (29%), Middle Market Lending (13%) & Small Business Banking (8%), inherently diversified business lines • Geographically dispersed Holistic, Connected Relationships • ~91% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services; ~91% have ECA • Average Middle Market relationship has >7 Treasury Management products • ~90% Retail customers have checking account4 Tenured • Average Middle Market relationship >15 years • Average Retail relationship >15 years4 Active Operating Accounts • Average Middle Market relationship deposit balances of ~$4MM (includes ~$2MM in noninterest-bearing) • Average Retail customer checking account balance of ~$28K4 Commercial Bank 49%Retail Bank 37% Wealth Management 6% Other 8% Diversified Deposit Base (1Q24 average) 25 Shared National Credit (SNC) Relationships Credit quality of our SNC relationships better than portfolio average • SNC loans decreased $186MM compared to 4Q23 • SNC relationships included in business line balances; we do not have a dedicated SNC line of business • Approximately 695 borrowers • Comerica is agent for approx. 28% of loans • Strategy: Pursue full relationships with ancillary business • Adhere to same credit underwriting standards as rest of loan book • Only 4% of SNCs were criticized • 12% of SNCs were leveraged Period-end Loans ($ in billions) Commercial Real Estate $1.0 9% Corporate Banking $2.9 25% Equity Fund Services $0.7 6% Tech. & Life Sciences $0.2 1% General Middle Market $2.6 23% National Dealer Services $1.2 10% Energy $1.3 11% Entertainment $0.6 6% Environmental Services $1.0 9% = Total Middle Market (66%) Total $11.6B 26©2024, Comerica Inc. All rights reserved. 3/31/24 SNCs are facilities greater than $100 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level

Year-over-Year growth of our Refer-a- Friend program, supporting customer and deposit growth 205%1 Investing for Growth with 3 Key Initiatives Elevating Small Business Strategic investment in sales coverage, marketing and essential technology to enable growth. Enabling Performance Reimagined roles, expectations and behaviors drive consistency in customer engagement and experience. Modernizing for Growth Harness digital investments to transform experience, drive growth and expand into new markets. 108 6 $1.4B Dollars in Small Business Lending commitments in communities across the Comerica footprint Small Business Bankers, serving communities within the Comerica Bank footprint 6x Year-over-Year increase of customer Financial Wellness ©2024, Comerica Inc. All rights reserved. 27 The Retail Bank: More than a Leading Bank for Business Banking Personal and Small Business customers in growth markets across the US 3/31/24 112/31/23 compared to 12/31/22 Aspirational Target for Small Business: Top 10 market share in all major markets; currently 3rd in Michigan Aspirational Target for Personal Banking: Scored Loans & LOCs, 2 Maximize Treasury Bundles, Zelle, Comerica SizeUp Small Businesses People New Products Community Support 39% at 3/31/24 ~$28K Avg. Customer Deposits 82% Personal Customers ~400 Banking Centers 32 Districts 5 Regions Alternative Channels: •Contact Center •ATM / ITM •Online & Mobile Total CMA Office Exposure • Not primary strategy: Total CMA office loans of $822MM, or <2% of total loans; outstandings within CRE LOB of $528MM, or ~1% of total CMA loans • Selective geography: Urban in-fill & suburban strategy • Majority recourse: Strong sponsors critical to underwriting • Monitoring credit: Criticized loans totaling ~$159MM (or ~19% of total office portfolio) Multifamily 47% Industrial / Storage 34% Retail 5% Office 5% Single Family 2% Other 3% Land Carry 2% Multi use 2% Commercial Real Estate Business Line Growth driven by multifamily & industrial projects; excellent credit quality 3/31/24 1Excludes CRE business line loans not secured by real estate 2Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories Primarily Lower Risk Multifamily & Industrial1 (1Q24 period-end) Total $9.7B Strong Credit Profile Driven by: • Long history of working with well-established, proven developers; >90% of new commitments from existing customers • Experienced relationship team; average tenure: • CRE line of business leadership: ~27 years • Relationship managers: ~18 years • CRE credit approval team: ~24 years • Significant up-front equity required (typically averaging 35-40%, often from institutional investors) • ~70% has recourse • Majority of commitments are construction • Primary strategy is financing development of Class A, urban infill multi-family & warehouse distribution in major sun belt metros (33% CA, 26% TX, 12% Southeast, 11% Southwest) • Modest credit migration driven by elevated rate environment, but remained very manageable • >50% of the portfolio maturing by the end of 2025 • 3rd consecutive quarter of declined commitments ©2024, Comerica Inc. All rights reserved. 28 Excellent Credit Quality in Commercial Real Estate Business No significant net charge-offs since 2014 ($ in millions) 1Q23 2Q23 3Q23 4Q23 1Q24 NAL 0.9 0.9 0.0 18 18 Criticized2 218 246 458 481 443 % Criticized 2.5% 2.7% 4.8% 4.8% 4.3% NCO (Recoveries) (0.05) (0.13) (0.70) (0.38) (0.01)

29©2024, Comerica Inc. All rights reserved. Total Office Portfolio Not a primary strategy Geographic Diversification By State $ millions 3/31/24 California $376.0 Texas 225.4 Michigan 63.7 Washington 39.7 Arizona 33.7 Nevada 12.0 Georgia 5.7 Illinois 4.4 Florida 1.5 Subtotal 762.1 Other1 59.7 Total Loans $821.7 Key Office Portfolio Metrics $ millions 3/31/24 12/31/23 Total Loans $821.7 $823.7 Avg Loan Outstanding $5.7 $5.6 Net Charge Offs 0% 0% Delinquencies2 0% 1% Non-Performing Loans 3% 2% Criticized Loans 19% 19% 3/31/24 1Other includes 3 loans to funds secured by multiple properties 2Loans 30 days or more past due 30©2024, Comerica Inc. All rights reserved. Multi-family Portfolio Geographic Diversification By State $ millions 3/31/24 California $1,647.1 Texas 1,341.5 Florida 382.1 Washington 210.3 Michigan 207.5 Arizona 173.0 North Carolina 157.5 Oregon 138.7 Nevada 122.7 Subtotal 4,380.2 Other1 453.9 Total Loans $4,834.2 Key Multi-family Portfolio Metrics $ millions 3/31/24 12/31/23 Total Loans $4,834.2 $4,592.5 Avg Loan Outstanding $16.2 $15.0 Net Charge Offs 0% 0% Delinquencies2 0% 0% Non-Performing Loans 0% 0% Criticized Loans 4% 5% 3/31/24 1Other includes various other states 2Loans 30 days or more past due 46% 28% 10% 7% 9% California LA County Bay Area Orange County Sacramento County Other 42% 33% 16% 9% Texas DFW Austin Houston San Antonio

Energy Primarily E&P exposure 3/31/24 1Includes Services of 1Q23 $16MM; 2Q23 $21MM; 3Q23 $27MM; 4Q23 $11MM; 1Q24 $10MM Period-end Loans ($ in millions) 1,126 1,168 1,127 1,070 1,048 276 312 310 312 310 1,402 1,480 1,437 1,382 1,358 1Q23 2Q23 3Q23 4Q23 1Q24 Midstream Exploration & Production1 ©2024, Comerica Inc. All rights reserved. 31 • Exposure $3.4B / 39% utilization • Hedged 50% or more of production • At least one year: 62% of customers • At least two years: 37% of customers • Focus on larger, sophisticated E&P and Midstream companies • E&P: • 50% Oil-focused • 28% Natural Gas focused • 22% Oil/Gas balanced • Excellent credit quality • <1% Criticized loans • $(370K) Net recoveries Toyota/Lexus 13% Honda/Acura 11% Ford 5% GM 6% Jaguar/Land Rover 7% Stellantis 10% Mercedes 6% Nissan/ Infiniti 3% Other European 12%Other Asian 7% Other 20% National Dealer Services 75+ years of floor plan lending 3/31/24 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Franchise Distribution (Based on period-end loan outstandings) • Top tier strategy • National in scope • Focus on “Mega Dealer” (five or more dealerships in group) • Strong credit quality; Robust monitoring of company inventory & performance • Floor Plan remained below historical averages 3. 6 2. 8 1. 9 2. 2 2. 0 1. 2 0. 6 0. 6 0. 6 0. 8 1. 0 1. 2 1. 4 1. 7 1. 7 2. 1 2. 0 6. 8 6. 2 5. 3 5. 5 5. 3 4. 4 3. 8 3. 9 4. 1 4. 5 4. 8 5. 1 5. 4 5. 8 5. 8 6. 0 5. 7 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 Floor Plan Average Loans ($ in billions)Total $5.7B 1 ©2024, Comerica Inc. All rights reserved. 32

4,443 3,408 3,281 3,312 3,070 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 1Q23 2Q23 3Q23 4Q23 1Q24 931 909 832 791 713 1Q23 2Q23 3Q23 4Q23 1Q24 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 3/31/24 Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 10 offices throughout US & Canada Deposits Returned to More Normal Levels Relative to Loans ($ in millions) Growth 51% Early Stage 17% Late Stage 32% Customer Segment Overview (approximate; 1Q24 period-end loans) Total $693MM ©2024, Comerica Inc. All rights reserved. 33 Equity Fund Services Strong relationships with top-tier Private Equity firms 3/31/24 • Customized solutions for Private Equity firms • Credit Facilities (Funds, General Partners, Management Companies) • Treasury Management • Capital Markets, including Syndication • Customers in the US & Canada • Well-diversified across funds with various industry strategies • Drives connectivity with other teams • Middle Market • Commercial Real Estate • Environmental Services • Energy • TLS • Private Banking • Strong credit profile • No charge-offs • No criticized loans Average Loans ($ in millions) 3,371 3,378 2,815 2,453 1,981 1Q23 2Q23 3Q23 4Q23 1Q24 ©2024, Comerica Inc. All rights reserved. 34

Environmental Services Department Experienced team; Specialized industry, committed to growth 3/31/24 • 15+ year experienced team with 20+ year management tenure • Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions • Focus on middle market-sized companies with full banking relationships • Historically strong credit quality Waste Management & Recycling (~80% of loan portfolio) • Insight & expertise with: • Transfer stations, disposal & recycling facilities • Commercial & residential waste collection • Financing for M&A and growth capital Renewable Energy Solutions (~20% of loan portfolio) • Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade • Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage 2,296 2,418 2,383 2,365 2,376 1Q23 2Q23 3Q23 4Q23 1Q24 Average Loans ($ in millions) ©2024, Comerica Inc. All rights reserved. 35 36©2024, Comerica Inc. All rights reserved. Direct Express An important program for CMA & the customers we serve 1Apple App Store as of 4/9/24 • Summary: Comerica is the exclusive issuer of the Direct Express debit card for 4.5 million federal benefit recipients. • Driving Financial Inclusion: Helping the U.S. Treasury provide recipients ready, safe access to their government benefits was the founding mission of the Direct Express Program. Not only does the innovative prepaid card program deliver benefits more cost effectively and securely, it is an on- ramp to financial inclusion for millions of unbanked Americans - giving recipients the tools they need to participate fully in the economy. • Renewal History: In 2008, 2014 and again in 2020, Comerica was selected by the U.S. Treasury as the Financial Agent for their Direct Express Debit MasterCard Program. Comerica’s contract with the U.S. Treasury expires early 2025. • Strong Customer Satisfaction: Comerica has achieved a 90% (or better) cardholder satisfaction rating • Prioritizing Security: Since 2013, the U.S. Treasury has required all federal benefit recipients (with a few grandfathered exceptions) to receive their monthly benefits electronically, either by direct deposit or through the Direct Express debit card. With 100% of cardholders using EMV chip and PIN, it can be considered one of the most secure prepaid cards in the industry. • Unique Skill-set: We have developed the unique infrastructure, compliance and operations to administer this important program. Program Overview Deposit Trends Investments • Balances: ~$3B in 1Q24 average deposit balances (large fluctuations throughout the quarter due to timing cause ending balances to vary) • Intra-month patterns: Comerica receives most of the deposit balances on the 1st and 3rd days of each month (subject to change based on weekends or holidays) • Peaks & troughs: In March 2024, highest balance of $5.6B on 1st business day, lowest balance of $2.8B • Enhanced Digital Experience: Developed a new Direct Express mobile application with a 4.8-star rating and over 124,000 reviews on the Apple App Store; over 1 million mobile app users1 • Meeting Cardholders Where They Are: Unique partnership with Walmart that allows cardholders to withdraw the full balance on their card (up to $1,000) at less than half the cost that Walmart charges other customers for the same service. Since 90 percent of Direct Express cardholders visit a Walmart at least once a year, this has proven to be a very popular service. 4.8 Stars1

©2024, Comerica Inc. All rights reserved. Comerica’s Core Values Trust OwnAct To raise expectations of what a bank can be for our colleagues, customers & communities 37 38©2024, Comerica Inc. All rights reserved. Descriptions of Notable Items Subject Description Impact of BSBY cessation announcement • On November 15, 2023, Bloomberg Index Services Limited (“BISL”) officially announced the future permanent cessation of Bloomberg Short-Term Bank Yield Index (“BSBY”) on November 15, 2024. • This announcement resulted in a temporary loss of hedge accounting for a portion of cash flow hedges, driving recognition of non-cash unrealized losses related to applicable swaps previously in AOCI & an impact to net interest income in 4Q23 & 1Q24. FDIC special assessment • CMA recorded expense related to the FDIC’s Deposit Insurance Fund (DIF) special assessment in 4Q23 & 1Q24 Ameriprise partnership accounting • Based on the terms of our Ameriprise relationship, reallocation of certain items previously within noninterest income & noninterest expense now presented within noninterest income. No bottom-line impact as these changes fully offset one another. Expense re-calibration initiatives • Actions taken to enhance earnings power & create capacity for strategic & risk management investments resulted in severance charges

39©2024, Comerica Inc. All rights reserved. Details for Outlook Financial Metric Full Year 2023 + / - Adjustments Identified on Outlook Slide Noninterest Income • +$91MM non-cash BSBY cessation loss • -$23MM full-year salaries & commissions for Ameriprise partnership prior to presentation impact Noninterest Expense • -$109MM special one-time FDIC assessment • -$25MM expense recalibration initiative related charges • -$23MM full-year salaries & commissions for Ameriprise partnership prior to presentation impact Financial Metric First Quarter 2024 + / - Adjustments Identified on Outlook Slide Noninterest Income • +$39MM non-cash BSBY cessation loss Noninterest Expense • -$16MM special FDIC assessment • +$3MM expense recalibration initiative related charges Net Interest Income • -$3MM non-cash BSBY accretion Reconciliations ©2024, Comerica Inc. All rights reserved. 40 (period-end, millions, except per share data) 1Q24 4Q23 3Q23 2Q23 1Q23 Tangible Common Equity Total shareholders’ equity $6,050 $6,406 $4,972 $5,595 $5,994 Less fixed-rate non-cumulative perpetual preferred stock $394 $394 $394 $394 $394 Common shareholders’ equity $5,656 $6,012 $4,578 $5,201 $5,600 Less goodwill $635 $635 $635 $635 $635 Less other intangible assets $8 $8 $8 $8 $9 Tangible common equity $5,013 $5,369 $3,935 $4,558 $4,956 Total assets $79,444 $85,834 $85,706 $90,761 $91,127 Less goodwill $635 $635 $635 $635 $635 Less other intangible assets $8 $8 $8 $8 $9 Tangible assets $78,801 $85,191 $85,063 $90,118 $90,483 Common equity ratio 7.12% 7.00% 5.34% 5.73% 6.15% Tangible common equity ratio 6.36% 6.30% 4.62% 5.06% 5.48% Tangible Common Equity Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends.

©2024, Comerica Inc. All rights reserved. Uninsured Deposits Comerica believes that the presentation of uninsured deposits adjusted for the impact of affiliate deposits provides enhanced clarity of uninsured deposits at risk. Total uninsured deposits as calculated per regulatory guidance and reported on schedule RC-O of Comerica Bank’s Call Report include affiliate deposits, which by definition have a different risk profile than other uninsured deposits. The amounts presented below remove affiliate deposits from the total uninsured deposits number. Reconciliations Continued Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends. 1Diluted earnings per common share (period-end; millions) 1Q24 4Q23 3Q23 1Q23 (A) Total uninsured deposits, as calculated per regulatory guidelines $30,481 $31,485 $31,476 $35,007 (B) Affiliate deposits -$3,966 -$4,064 -$4,088 -$4,329 (A+B) Total uninsured deposits, excluding affiliate $26,515 $27,421 $27,388 $30,678 41 Adjusted Earnings Per Share1 Comerica believes that the presentation of adjusted earnings per share provides a greater understanding of ongoing operations and financial results by removing the impact of notable items. Notable items are meaningful because they provide greater detail of how certain events or initiatives affect Comerica’s results for a more informed understanding of those results. (per share) 1Q24 4Q23 1Q23 Earnings per common share 0.98 0.20 2.39 Net BSBY cessation hedging losses 0.21 0.51 -- FDIC special assessment 0.09 0.62 -- Modernization initiatives 0.02 -0.01 0.09 Expense recalibration initiatives -0.01 0.14 -- Adjusted earnings per common share 1.29 1.46 2.48 Holding Company Debt Rating As of 4/11/24 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation excluded due to no holding company Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A- - M&T Bank Baa1 BBB+ A BOK Financial Baa1 BBB+ A Fifth Third Baa1 BBB+ A- Huntington Baa1 BBB+ A- Regions Financial Baa1 BBB+ A- Citizens Financial Group Baa1 BBB+ BBB+ Comerica Baa1 BBB A- KeyCorp Baa2 BBB BBB+ First Horizon National Corp Baa3 - BBB Western Alliance Ba1 - BBB- Webster Financial Baa2 BBB - Synovus Financial - BBB- BBB ©2024, Comerica Inc. All rights reserved. 42

Bank Debt Rating As of 4/11/24 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A - Fifth Third A3 A- A- Huntington A3 A- A- M&T Bank Baa1 A- A BOK Financial Baa1 A- A Regions Financial Baa1 A- A- Citizens Financial Group Baa1 A- BBB+ Comerica Baa1 BBB+ A- KeyCorp Baa1 BBB+ BBB+ Webster Bank Baa2 BBB+ - Zions Bancorporation Baa2 BBB+ BBB+ First Horizon National Corp Baa3 - BBB Synovus Financial Baa3 BBB BBB Western Alliance Ba1 - BBB- ©2024, Comerica Inc. All rights reserved. 43 Thank You ©2024, Comerica Inc. All rights reserved.